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EXHIBIT 4.4


                           ORION POWER HOLDINGS, INC.

                            12% SENIOR NOTES DUE 2010



                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                 April 27, 2000
Goldman, Sachs & Co.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Paribas Corporation
FleetBoston Robertson Stephens Inc.
   c/o  Goldman, Sachs & Co.
   85 Broad Street
   New York, New York 10004

Ladies and Gentlemen:

        Orion Power Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 12% Senior Notes due 2010. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

        1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

        "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

        The term "broker-dealer" shall mean any broker or dealer registered with the Exchange Act.

        "Closing Date" shall mean the date on which the Securities are initially issued.

        "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

        "Conduct Rules" shall have the meaning assigned thereto in Section 3(d)(xix) hereof.

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        "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective; (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective; and (iii) a Market Making Shelf Registration, shall mean the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective.

        "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

        "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

        "Exchange Registration" shall have the meaning assigned thereto in
     Section 3(c) hereof.

        "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

        "Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

        "Guarantor" shall have the meaning assigned thereto in the Indenture.

        The term "holder" shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

        "Indenture" shall mean the Indenture, dated as of April 27, 2000, between the Company and Wilmington Trust Company, as Trustee, as the same shall be amended from time to time.

        "Market Making Shelf Registration" shall have the meaning assigned thereto in Section 2(c) hereof.

        "Market Making Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(c) hereof.

        "NASD" shall have the meaning assigned thereto in Section 3(d)(xix) hereof.

        "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

        The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

        "Purchase Agreement" shall mean the Purchase Agreement, dated as of April 20, 2000, between the Purchasers and the Company relating to the Securities.
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        "Purchasers" shall mean the Purchasers named in Schedule I to the
     Purchase Agreement.


        "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
     Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

        "Registration Default" shall have the meaning assigned thereto in
     Section 2(d) hereof.

        "Registration Default Period" shall have the meaning assigned thereto in
     Section 2(d) hereof.

        "Registration Expenses" shall have the meaning assigned thereto in
     Section 4 hereof.

        "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

        "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who a cquires Exchange Securities outside the ordinary course of such holder's business,
     (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

        "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

        "Securities" shall mean, collectively, the 12% Senior Notes due 2010 of the Company to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of any guarantee provided for in the Indenture (the "Guarantee") and, unless the context otherwise requires, any reference herein to a "Security," an "Exchange Security" or a "Registrable Security" shall include a reference to the related Guarantee.

        The term "Secondary Offer Registration Statement" shall mean (i) the Shelf Registration Statement required to be filed by the Company pursuant to Section 2(b) hereof and/or (ii) the Market Making Shelf Registration Statement required to be filed by the Company

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     pursuant to Section 2(c) hereof, in each case, as applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.

        "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

        "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

        "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

        "Special Interest" shall have the meaning assigned thereto in Section 2(d) hereof.

        "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

                Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words
     "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.



          2.  Registration Under the Securities Act.

      (a) Except as set forth in Section 2(b) below, the Company agrees to file under the Securities Act no later than March 15, 2001 a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement", and such offer, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors, if any, which debt securities and guarantee, if any, are substantially identical to the Securities and the related Guarantee
     (if any), respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(d) below (such new debt securities hereinafter called "Exchange Securities"). The Company agrees to use its best efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable thereafter, but no later than July 15, 2001. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its best efforts to commence and complete the Exchange Offer promptly, but no later than 30 business days after such Exchange Offer Registration Statement has become effective, hold the Exchange Offer open for at least 30 days and issue Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities and related guarantee, if any, received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company

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     having exchanged the Exchange Securities for all outstanding Registrable
     Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and
     (e) hereof.

            (b) If (i) on or prior to the time the Exchange Offer is completed existing Commission interpretations are changed such that the debt securities or the related guarantee, if any, received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer has not been completed by July 15, 2001 or (iii) any holder of Securities notifies the Company prior to the 20th day following consummation of the Exchange Offer that, (A) based on the advice of counsel, it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) based on the advice of counsel, it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) that it is a broker-dealer and own Securities acquired directly from the Company or an affiliate of the Company, the Company shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act as soon as practicable, but no later than the later of 30 days after the time such obligation to file arises (or 60 days with respect to a notice pursuant to Section 3(b)(iii)(c)), a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Company agrees to use all commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 90 days (or 150 days with respect to a notice pursuant to Section 3(b)(iii) (c)) after the obligation to file such Shelf Registration Statement arises and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective
     Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing
     Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)
     (iii) hereof. The Company further agrees to supplement or make amendments

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        to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

                (c) The Company shall file under the Securities Act, on the date that the Exchange Registration Statement (or in lieu thereof, the Shelf Registration Statement) is filed with the Commission, a "shelf" registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by Goldman, Sachs & Co. of, Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) (such filing, the "Market Marking Shelf Registration", and such registration statement, the "Market Making Shelf Registration Statement"). The Company agrees to use its reasonable best efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market Making Shelf Registration Statement continuously effective for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that Goldman, Sachs & Co. holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Company agrees that the Market Making Shelf Registration shall provide for the resale by Goldman, Sachs & Co. of such Securities and shall be kept continuously effective for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with the sale of such Securities. The Company further agrees to supplement or make amendments to the Market Making Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Market Making Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to Goldman, Sachs & Co. copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

      Notwithstanding the foregoing, the Company may suspend the offering and sale under the Market Making Shelf Registration Statement for a period or periods the Board of Directors of the Company reasonably determines to be necessary, but in any event not to exceed 120 days in each year during which the Market Making Shelf Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Market Making Shelf Registration Statement to successive anniversaries thereof) if (A)(i) the Board of Directors of the Company determines in good faith that such action is in the best interests of the Company, or (ii) the Market Making Shelf Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Company notifies Goldman, Sachs & Co. within five days after such Board of Directors makes the relevant determination set forth in clause (A).

                (d) In the event that (i) the Company has not filed the Exchange Registration Statement, Shelf Registration Statement or the Market Making Shelf Registration Statement on or


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        before the date on which such registration statement is required to be filed pursuant to Section 2(a), 2(b) or 2(c) hereof, respectively, or
        (ii) such Exchange Registration Statement, Shelf Registration Statement or Market Making Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a), 2(b) or 2(c) hereof, respectively, or (iii) the Exchange Offer has not been completed within 30 business days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement, Shelf Registration Statement or Market Making Shelf Registration Statement required by Section 2(a), 2(b) or 2(c) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to
        Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue in an amount equal to $.05 per week per $1,000 principal amount of Securities with respect to the first 90 days of the Registration Default Period. The amount of Special Interest will increase by an additional $.05 per week per $1,000 principal amount of Securities with respect to each additional 90-day period of the Registration Default Period until all the Registration Defaults have been cured, up to a maximum amount of Special Interest for all Registration Defaults of $.50 per week per $1,000 principal amount of Securities. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement, in the case of (i) above, (2) upon the effectiveness of the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement, in the case of (ii) above, (3) upon completion of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment or an additional registration statement that causes the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement to again be declared effective or made usable in the case of (iv) above, the Special Interest payable as a result of such clause (i), (ii), (iii) or
        (iv), as applicable, shall cease accruing and the interest rate shall return to the Base Interest.

                (e) The Company shall take, and shall cause the Guarantors, if any, to take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantee, if any, under the registration statement contemplated in
        Section 2(a), 2(b) or 2(c) hereof, as applicable.

                (f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

                3.      Registration Procedures.

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                If the Company files a registration statement pursuant to
        Section 2(a), Section 2(b) or Section 2(c), the following provisions shall apply:

        (a) At or before the Effective Time of the Exchange Offer, the Shelf Registration or the Market Making Shelf Registration, whichever may be first, the Company shall qualify the Indenture under the Trust Indenture Act.

        (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

        (c) In connection with the Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

                (i) prepare and file with the Commission no later than March 15, 2001 an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than July 15, 2001;

                (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

                (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation

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              or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (iv) in the event that the Company would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (v) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                (vi) use its best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company nor the Guarantors, if any, shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                (vii) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

                (viii) provide a CUSIP number for all Exchange Securities, not later than the Effective Time of the Exchange Registration Statement;

                (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying

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              with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

         (d) In connection with the Company's obligations with respect to the Shelf Registration, and the Market Making Shelf Registration, as applicable, the Company shall use its reasonable best efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition of Registrable Securities by the holders thereof, in the case of the Shelf Registration, and of Securities or Exchange Securities by Goldman, Sachs & Co., in the case of a Market Making Shelf Registration (subject to the second paragraph of Section 2(c) hereof), in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Company shall, as soon as practicable (or as otherwise specified):

                (i) (A) prepare and file with the Commission within the time periods specified in Section 2(b) or Section 2(c) hereof, as applicable, a Secondary Offer Registration Statement on any form which may be utilized by the Company which shall (x) register all of the Registrable Securities, in the case of a Shelf Registration, and the Securities and Exchange Securities, in the case of a Market Making Shelf Registration, for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co., in the case of a Market Making Shelf Registration, and (y) be, in the case of a Market Making Shelf Registration, in the form approved by Goldman, Sachs & Co., and (B) use its best efforts to cause such Secondary Offer Registration Statement to become effective as soon as practicable after such filing, but in any case within the time periods specified in Section 2(b) or Section 2(c) hereof, as applicable;

                (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

                (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

                (iv) as soon as practicable (A) prepare and file with the Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Section 2(b) or Section 2(c) hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement and, in the case of an amendment to or supplement of the Market Making Shelf Registration Statement, each in a form approved by Goldman, Sachs & Co., and (B) furnish to the Electing Holders, in the case of a Shelf Registration, and Goldman, Sachs & Co., in the case of a Market Making Shelf Registration, copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities, Securities or Exchange Securities, as applicable covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition provided for therein by the Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co., in the case of a Market Making Shelf Registration;

                (vi) provide (A) with respect to a Shelf Registration, the Electing Holders; (B) with respect to a market making Shelf Registration, Goldman, Sachs & Co., and its counsel; and (c) in either case, the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, the sales or placement agent, if any, therefor, and one counsel (and any local counsel) for such underwriters or agent, the opportunity to participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                (vii) for a reasonable period prior to the filing of such Secondary Offer Registration Statement, and throughout the period specified in Section 2(b) or Section 2(c) hereof, as applicable, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, or the Securities or Exchange Securities pursuant to the Market Making Shelf Registration, as applicable, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Secondary Offer Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amend-ment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (viii) promptly notify each of the Electing Holders or Goldman, Sachs & Co., as applicable, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities or the Securities or Exchange Securities, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (ix) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                (x) if requested by any managing underwriter or underwriters, any placement or sales agent, any Electing Holder or Goldman, Sachs & Co. promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent, such Electing Holder or Goldman, Sachs & Co. specifies should be included therein relating to the terms of the sale of such Registrable Securities or the Securities or Exchange Securities, as applicable, including information with respect to the principal amount thereof being sold by such Electing Holder, Goldman, Sachs & Co., or such agent or to any underwriters, the name and description of such Electing Holder, a description of Goldman, Sachs & Co., such agent or underwriter, the offering price of such

              Registrable Securities, Securities or Exchange Securities, as applicable, and any discount, commission or other compensation payable in respect thereof and the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities, Securities or Exchange Securities, as applicable, to be sold by such Electing Holder, Goldman, Sachs & Co. or such agent or to such underwriters, as applicable; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                (xi) furnish to Goldman, Sachs & Co. each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by Goldman, Sachs & Co., such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as Goldman, Sachs & Co., such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, the Securities or Exchange Securities owned by Goldman, Sachs & Co., and the Registrable Securities, Securities, or Exchange Securities offered or sold by such agent or underwritten by such underwriter, as applicable, and to permit Goldman, Sachs & Co., such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by Goldman, Sachs & Co. (subject to the second paragraph of Section 2(c) hereof), each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities, Securities or Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                (xii) use its best efforts to (A) register or qualify the Registrable Securities, Securities or Exchange Securities, as applicable, to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder, Goldman, Sachs & Co. and each placement or sales agent, if any, therefor and each underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above or the period the Market Making Shelf Registration is required to remain effective under Section 2(c) above, as applicable, and for so long as may be necessary to enable Goldman, Sachs & Co., any such Electing Holder, agent or underwriter to complete its distribution of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to such Secondary Offer Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, and Goldman, Sachs & Co., as applicable, such agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities, Securities or Exchange Securities; provided, however, that neither the Company nor the Guarantors, if any, shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                (xiii) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required of the Company or, with respect to the Registrable Securities, Securities or Exchange Securities, as applicable, to effect the Shelf Registration or the Market Making Shelf Registration, or the offering or sale in connection therewith or to enable the selling holder or holders or Goldman, Sachs & Co. to offer, or to consummate the disposition of, their Registrable Securities, Securities or Exchange Securities, as applicable;

                (xiv) cooperate with the Electing Holders or Goldman, Sachs & Co. and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities, Securities or Exchange Securities, as applicable, to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities, Securities or Exchange Securities, as applicable, are listed, shall be printed, penned, lithographed or engraved, or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities, Securities or Exchange Securities, as applicable, to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities, Securities or Exchange Securities, as applicable;

                (xv) provide a CUSIP number for all Registrable Securities, Securities or Exchange Securities, as applicable, not later than the applicable Effective Time;

                (xvi) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as, (A) in the case of a Shelf Registration, any Electing Holders aggregating at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding or (B) in the case of a Market Making Shelf Registration, Goldman, Sachs & Co., shall request in order to expedite or facilitate the disposition of such Registrable Securities, Securities or Exchange Securities, as applicable; provided that the Company shall not be required to enter into any such agreement more than twice with respect to all of the Registrable Securities and may delay entering into any such agreement until the consummation of any underwritten public offering in which the Company shall be engaged provided that such delay is reasonable;

                (xvii)  whether or not an agreement of the type referred to in
              Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Secondary Offer Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders, Goldman, Sachs & Co. and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities and substantially in the form set forth in the Purchase Agreement pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration or the Market Making Shelf Registration, as applicable; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and in the case of a Shelf Registration, as any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding or, in the case of a Market Making Shelf Registration, as Goldman, Sachs & Co. may reasonably request, addressed to such Electing Holder or Electing Holders, Goldman, Sachs & Co. and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, Securities or Exchange Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto) and the date of filing of an amendment or supplement to such Secondary Offer Registration Statement or any other document that is incorporated in such Secondary Offer Registration Statement by reference and includes financial data with respect to a fiscal quarter or year, as the case may be (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and good standing of its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(d)(xvi) hereof; the due authorization, execution and issuance, and the validity and enforceability, of the Registrable Securities, Securities or Exchange Securities, as applicable; the absence of material legal or governmental proceedings involving the Company or any of its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration or Market Making Shelf Registration, as applicable, the offering and sale of the Registrable Securities, Securities or Exchange Securities, as applicable, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xvi) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Secondary Offer Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Secondary Offer Registration Statement or most recent post-effective amendment thereto, as the case may be, that no facts have come to such counsel's attention to cause them to believe that such Secondary Offer Registration Statement and the prospectus included therein, as then amended or supplemented, and the documents incorporated by reference, contain any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, Goldman, Sachs & Co., the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Secondary Offer Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or amendment or supplement to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Secondary Offer Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or post-effective amendment to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested, in the case of a Shelf Registration, by any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding or, in the case of a Market Making Shelf Registration, by Goldman, Sachs & Co., and, in either case, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, Securities or Exchange Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto) and the date of filing of an amendment or supplement to such Secondary Offer Registration Statement or any other document that is incorporated in such Secondary Offer Registration Statement by reference and includes financial data with respect to a fiscal quarter or year, as the case may be, to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors, if any; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in
              Section 6 hereof;

                (xviii) notify in writing each holder of Registrable
              Securities affected thereby and Goldman, Sachs & Co. of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                (xix) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities, Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities, Securities or Exchange Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Secondary Offer
              Registration Statement relating to such Registrable Securities, Securities or Exchange Securities, as applicable, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Secondary Offer Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, Securities or Exchange Securities,
              (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
              Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules;

                (xx) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Secondary Offer Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

                (xxi) for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with the offer and sale of Securities or Exchange Securities in secondary transactions, to furnish to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and deliver to Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or interdealer automated quotation system on which the Securities or Exchange Securities or any other securities of the Company are listed or quoted and the documents specified in Section 4.03 of the Indenture, as in effect on the Closing; and (ii) such additional information concerning the business and financial condition of the Company and its subsidiaries as Goldman, Sachs & Co. may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission).

        (e)     In the event that the Company would be required, pursuant to
Section 3(d)(viii)(F) above, to notify the Electing Holders, Goldman, Sachs & Co., the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each such person a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, Securities or Exchange Securities, as applicable, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder and Goldman, Sachs & Co. agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder and Goldman, Sachs & Co. shall forthwith discontinue the disposition of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to the Secondary Offer Registration Statement applicable to such Registrable Securities, Securities or Exchange Securities, as applicable, until such Electing Holder or Goldman Sachs & Co., as applicable, shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder or Goldman, Sachs & Co. shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's or Goldman, Sachs & Co.'s possession of the prospectus covering such Registrable Securities, Securities or Exchange Securities, as applicable, at the time of receipt of such notice.

                (f) In addition to the information required to be provided in a Notice and Questionnaire by each Electing Holder as to which any Shelf Registration pursuant to Section 2(b) is being effected or to be provided by Goldman, Sachs & Co. in connection with the Market Making Shelf Registration pursuant to Section 2(c), the Company may require such Electing Holder or Goldman, Sachs & Co., as applicable, to furnish to the Company such additional information regarding such Electing Holder or Goldman, Sachs & Co., as applicable, and such Electing Holder's or Goldman, Sachs & Co.'s, as applicable, intended method of distribution of the applicable Registrable Securities, Securities or Exchange Securities, as the Company may from time to time reasonably request in writing, but only to the extent that such information is required or necessary in order to comply with the Securities Act. Each such Electing Holder and Goldman, Sachs & Co. agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder or Goldman, Sachs & Co., as the case may be, to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration or Market Making Shelf Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such Electing Holder or Goldman, Sachs & Co. or such Electing Holder's or Goldman, Sachs & Co.'s intended method of disposition of the applicable Registrable Securities, Securities or Exchange Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's or Goldman, Sachs & Co.'s intended method of disposition of such Registrable Securities, Securities or Exchange Securities, required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or Goldman, Sachs & Co. or the disposition of such Registrable Securities, Securities or Exchange Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

        4.      Registration Expenses.

                The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, Securities or Exchange Securities, as applicable, for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(vi) and 3(d)(xi) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders or Goldman, Sachs & Co. may designate, including any fees and disbursements of counsel for the Electing Holders or Goldman, Sachs & Co. or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities to be disposed of (including certificates representing the Securities or Exchange Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xix) hereof, (i) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by such Electing Holders, and one counsel for Goldman, Sachs & Co. retained in connection with a Market Making Shelf Registration, as selected by Goldman, Sachs & Co, (j) any fees charged by securities rating services for rating the Securities or Exchange Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Goldman, Sachs & Co. or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered, or Goldman, Sachs & Co., as applicable, shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the applicable Registrable Securities, Securities or Exchange Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

        5.      Representations and Warranties.

                The Company and the Guarantors, if any, represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Registrable Securities that:

                (a) Each registration statement covering Registrable Securities, Securities or Exchange Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, Securities or Exchange Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the applicable Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities or Goldman, Sachs & Co., as applicable, pursuant to Section 3(d)(iii)(F) or Section 3(c)(viii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) hereof, or (B) during any suspension of offering and sale pursuant to the second paragraph of Section 2(c) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or Goldman, Sachs & Co., as applicable, expressly for use therein.

                (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or Goldman, Sachs & Co., as applicable, expressly for use therein.

                (c) The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or the Guarantors, if any, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors, if any, of the transactions contemplated by this Exchange and Registration Rights Agreement, except in the connection with the registration under the Securities Act of the Registrable Securities, Securities or Exchange Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Registrable Securities, Securities or Exchange Securities.

                (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors, if any.

        6.      Indemnification.

                (a) Indemnification by the Company and the Guarantors, if any. The Company and the Guarantors, if any, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and Goldman, Sachs & Co. as holder of Securities or Exchange Securities included in a Market Making Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities, Securities or Exchange Securities against any losses, claims, damages or liabilities, joint or several, to which Goldman, Sachs & Co. or such holder, Electing Holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Secondary Offer Registration Statement, as the case may be, under which such Registrable Securities, Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Goldman, Sachs & Co., any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Goldman, Sachs & Co., such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any Guarantor, if any, shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

                (b) Indemnification by the Holders and any Agents and Underwriters in connection with any Shelf Registration. The Company may require, as a condition to including any Registrable Securities in any Shelf Registration filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, the Guarantors, if any, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company, the Guarantors, if any, or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company and the Guarantors, if any, for any legal or other expenses reasonably incurred by the Company and the Guarantors, if any, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this
        Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

                (c) Indemnification by Goldman, Sachs & Co. and any Agents and Underwriters in Connection with the Market Making Shelf Registration. The Company, may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and Goldman, Sachs & Co., shall and hereby agrees to, (i) indemnify and hold harmless the Company and the Guarantors, if any, against any losses, claims, damages or liabilities to which the Company or the Guarantors, if any, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Goldman, Sachs & Co. or to any such agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. or such underwriter expressly for use therein, and
        (ii) reimburse the Company and the Guarantors, if any, for any legal or other expenses reasonably incurred by the Company and the Guarantors, if any, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by Goldman, Sachs & Co. at the time of the Exchange Offer, Goldman, Sachs & Co. shall not be required to undertake liability to any person under this Section 6(c) for any amounts in excess of the dollar amount of the proceeds to be received by Goldman, Sachs & Co. form the sale of such Securities by Goldman, Sachs & Co. pursuant to the Market Making Shelf Registration.

                (d) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a), 6(b) or 6(c) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                (e) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a), 6(b) or 6(c) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
        Section 6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), neither any holder nor, in the case of a Market Making Shelf Registration relating to the sale by Goldman, Sachs & Co. of Securities held by it at the time of the Exchange Offer, Goldman, Sachs & Co. shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities or Goldman, Sachs & Co. from the sale of any such Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder or Goldman, Sachs & Co., as applicable, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the

        Registrable Securities, Securities or Exchange Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
        Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders', Goldman, Sachs & Co.'s and any underwriters' obligations in this Section 6(e) to contribute shall be several and not joint.

                (f) The obligations of the Company and the Guarantors, if any, under this Section 6 shall be in addition to any liability which the Company or the Guarantors, if any, may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of Goldman, Sachs & Co. each holder, agent and underwriter and each person, if any, who controls Goldman, Sachs & Co. any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of Goldman, Sachs & Co. the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which Goldman, Sachs & Co., the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors, if any, (including any person who, with his consent, is named in any registration statement as about to become a director of the Company or the Guarantors, if any,) and to each person, if any, who controls the Company or the Guarantors, if any, within the meaning of the Securities Act.

                7.      Underwritten Offerings.

                (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

                (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                8.      Rule 144.

                        The Company covenants to the holders of Registrable Securities and Goldman, Sachs & Co. that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities or Goldman, Sachs & Co. may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities, or Goldman, Sachs & Co., to sell Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities or Goldman, Sachs & Co. in connection with that holder's or Goldman, Sachs & Co.'s sale pursuant to Rule 144, the Company shall deliver to such holder or Goldman, Sachs & Co. a written statement as to whether it has complied with such requirements.

                9.      Miscellaneous.

                (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Securities or Exchange Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

                (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

                (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 7 East Redwood Street, 10th Floor, Baltimore, Maryland 21202, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

                (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of Goldman, Sachs & Co. or any holder of Registrable Securities, any director, officer or partner of Goldman, Sachs & Co. or such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Securities pursuant to the Purchase Agreement and the transfer and registration of Securities by such holder or Goldman, Sachs & Co. and the consummation of an Exchange Offer.


        Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and the Guarantors, if any, in Section 6(a) hereof, the representations and warranties in Section 5(a) and Section 5(b) hereof and any representation or warranty as to the accuracy of the Secondary Offer Registration Statement (or any preliminary, final or summary prospectus contained therein) contained in any certificate furnished by the Company pursuant to Section 3(d)(xvii) hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company and the Guarantors, if any, of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of a controlling person or partner of Goldman, Sachs & Co. who is a director, officer or controlling person of the Company when the Exchange Registration Statement or the Secondary Offer Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue,

                (f) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

                (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and Goldman, Sachs & Co.; provided, however, that any such amendment or waiver affecting solely provisions of this Exchange and Registration Rights Agreement relating to the Market Making Registration may be effected by a written instrument duly executed solely by the Company and Goldman, Sachs & Co.. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

                (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities and the address of Goldman, Sachs & Co. shall be made available upon reasonable notice in writing for inspection and copying on any business day by Goldman, Sachs & Co. or any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Exchange and Registration Rights Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above or at the office of the Trustee under the Indenture.

                (j) Counterparts. This Exchange and Registration Rights Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                        If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, one for each of the Purchasers and one for each counsel of such parties counterparts hereof, and upon the acceptance hereof by you on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                    Very truly yours,


                                    ORION POWER HOLDINGS, INC.



                                    By:
                                       ------------------------------
                                       Name:
                                       Title:



Accepted as of the date hereof:
Goldman, Sachs & Co.


By:
   --------------------------
        (Goldman, Sachs & Co.)



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